EXHIBIT ___

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ( THE "DEPOSITORY"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE DEPOSITORY OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY (AND ANY PAYMENT IS MADE TO THE NOMINEE OF THE DEPOSITORY OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE NOMINEE OF THE DEPOSITORY, HAS AN INTEREST HEREIN.

REGISTERED                                                          REGISTERED

                           JOHNSON CONTROLS, INC.
                         MEDIUM-TERM NOTE, SERIES D


No.      R-1                                                   CUSIP __________


         IF APPLICABLE, THE "TOTAL AMOUNT OF OID," "YIELD TO MATURITY" AND "INITIAL ACCRUAL PERIOD OID" (COMPUTED UNDER THE DESIGNATED METHOD) BELOW WILL BE COMPLETED SOLELY FOR THE PURPOSES OF APPLYING THE FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES.

____% FIXED RATE NOTE

Original Issue Date:                          Principal Amount:

Interest Accrual Date:                        Maturity Date:

Issue Price:                                  Interest Payment Period:

Initial Redemption Date(s):                   Interest Payment Dates:

Initial Redemption Price(s):                  Total Amount of OID:

Repayment Date(s):                            Yield to Maturity:

Repayment Price(s):                           Initial Accrual
                                              Period OID:

[Face Amount Currency:]                      [Designated Exchange
                                              Rate:]

[Optional Payment Currency:]                [Optional Exchange Rate:]

[Note: Bracketed material shall be included only if applicable. All references to foreign currencies shall be deleted from any Note that is held by Depository Trust Company as a book-entry note.]

[Option to Elect Payment in Specified Currency (Only applicable if Specified Currency is other than U.S.
Dollars):

                           [ ] Yes           [ ]  No

Authorized Denominations (Only applicable if Specified Currency is other than U.S. Dollars):]

         Johnson Controls, Inc., a Wisconsin corporation (the "Company", which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to _____________________________ or registered assigns, the principal sum of
_______ [Specified Currency] on the "Maturity Date," as set forth above, and to pay interest thereon as described on the reverse hereof.

         The principal of (and premium, if any) and interest on this Note are payable by the Company in such coin or currency specified above as at the time of payment shall be legal tender for the payment of public and private debts (the "Specified Currency"). [If the Specified Currency is other than U.S. Dollars, the Company will arrange to have all such payments converted into U.S. Dollars in the manner described on the reverse hereof. Notwithstanding the foregoing, the Holder hereof may, if so indicated above, elect to receive all payments in respect hereof in the Specified Currency by delivery of a written request to the Paying Agent located in The City of New York (initially, The Chase Manhattan Bank) not later than fifteen calendar days prior to the applicable payment date. Such election will remain in effect until revoked by written notice to such Paying Agent received not later than fifteen calendar days prior to the applicable payment date.] [This note is a "Dual Currency Note" and the Company has a one-time option, exercisable on a date or dates specified (each an "Option Election Date") in whole, but not in part, with respect to all Dual Currency Notes issued on the same day and having the same terms, of making all payments of principal, premium, if any, and interest after the exercise of such option, whether at maturity or otherwise (which payments would otherwise be made in the currency in which such Note is denominated (the "Face Amount Currency")), in the alternative currency for payment (the "Optional Payment Currency"). The exchange rate designated for such issuance (the "Designated Exchange Rate") will be a fixed exchange rate used for converting amounts denominated in the Face Amount Currency into amounts denominated in the Optional Payment Currency.]

         REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS NOTE SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

         Unless the certificate of authentication hereon has been manually executed by or on behalf of the Trustee under the Indenture, this Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, Johnson Controls, Inc. has caused this Note to be duly executed under its corporate seal.

Dated: December 2, 1997

                           JOHNSON CONTROLS, INC.
(Seal)

                           By:_____________________________________
                               [Chairman, President, a Vice
                                President or Treasurer]

                           ATTEST: ________________________________
                                   [Secretary or Assistant
                                          Secretary]

                  TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Notes of the series designated herein, described in the within-mentioned Indenture.

                       CHASE MANHATTAN BANK DELAWARE
                        as Trustee

                        By: ____________________________________
                                Authorized Officer

                                Or:

                       CHASE MANHATTAN BANK DELAWARE
                        as Trustee


                        By: THE CHASE MANHATTAN BANK
                             as Authenticating Agent


                         By: _______________________________
                                  Authorized Signatory

(REVERSE OF REGISTERED NOTE)

                           JOHNSON CONTROLS, INC.

                         MEDIUM-TERM NOTE, SERIES D


         1. This Note is one of a duly authorized issue of debentures, notes or other evidences of indebtedness (hereinafter called the "Debt Securities") of the Company of the series hereinafter specified, all such securities issued and to be issued under an Indenture dated as of February 22, 1995, between the Company and Chase Manhattan Bank Delaware, as Trustee (herein called the "Indenture"), to which Indenture and all other indentures supplemental thereto reference is hereby made for a statement of the rights and limitations of rights thereunder of the Holders of the Debt Securities and of the rights, obligations, duties and immunities of the Trustee for each series of Debt Securities and of the Company, and the terms upon which the Debt Securities are and are to be authenticated and delivered.

         As provided in the Indenture, the Debt Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest, if any, at different rates, may be subject to different redemption provisions, if any, may be subject to different sinking, purchase or analogous funds, if any, may be issued in different denominations, may be issued in different currencies, may be issued in global form, may be issuable upon the exercise of warrants, if any, may be subject to different covenants and Events of Default and may otherwise vary as in the Indenture provided or permitted.

         This Note is one of a series of the Debt Securities designated therein as Medium-Term Notes, Series D (the "Notes"). The Notes of this series may be issued at various times with different maturity dates and different principal repayment provisions, may bear interest at different rates, may be payable in different currencies and may otherwise vary, all as provided in the Indenture.

         2. A. The Regular Record Date with respect to any Interest Payment Date (as defined below) shall be the date 15 calendar days immediately preceding such Interest Payment Date, whether or not such date shall be a Business Day. Interest which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall, unless otherwise provided, be paid to the person in whose name the Note is registered at the close of business on the Regular Record Date for such Interest; provided, however, that interest payable on the Interest Payment Date occurring at Maturity will be to the person to whom principal shall be payable; provided, further, that the first payment of interest on any Note with an Original Issue Date between a Regular Record Date and an Interest Payment Date will be made on the Interest Payment Date following the next succeeding Regular Record Date to the registered owner on such next succeeding Regular Record Date. Notwithstanding the foregoing, any interest that is payable but not punctually paid or duly provided for on any Interest Payment Date shall forthwith cease to be payable to the registered holder thereof on such Regular Record Date, and (i) may be paid to the person in whose name such Note is registered on the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof having been given to the Holder of such Note not less than ten days prior to such Special Record Date, or (ii) may be paid at any time and in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Debt Securities of that series may be listed, as more fully provided in the Indenture. "Business Day" means any day, other than a Saturday or Sunday, that meets each of the following applicable requirements: the day is (a) not a day on which banking institutions are authorized or required by law or regulation to be closed in The City of New York, [(b) if this Note is denominated in a Specified Currency other than U.S.

Dollars, (i) not a day on which banking institutions are authorized or required by law or regulation to close in the financial center of the country issuing the Specified Currency (which in the case of ECU shall be London and Luxembourg City, Luxembourg) and (ii) a day on which banking institutions in such financial center are carrying out transactions in such Specified Currency, and] (c) with respect to a LIBOR Note, a London Banking Day. "London Banking Day" means any day on which dealings in deposits in U.S. Dollars are transacted in the London interbank market. In connection with any calculations, all percentages will be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point, with five one-millionths of a percentage point being rounded upwards and all currency [or currency unit] amounts used and resulting from such calculations on the Notes will be rounded to the nearest one-hundredth of a unit (with .005 of a unit being rounded upwards).

         B. The Company promises to pay interest on the principal amount at the rate per annum shown on the face hereof until the principal amount hereof is paid or duly made available for payment. Unless otherwise provided on the face hereof, the Company will pay interest semiannually on June 1 and December 1 (each an "Interest Payment Date"), commencing with the Interest Payment Date immediately following the Original Issue Date shown on the face hereof and at Maturity. Interest will accrue from and including the most recent Interest Payment Date or, if no interest has been paid or duly provided for, from and including the Original Issue Date on the face hereof, to, but excluding the Interest Payment Date. The amount of such interest payable on any Interest Payment Date shall be computed on the basis of a 360-day year comprised of twelve 30-day months.

         3. Payments [in U.S. Dollars] of interest (other than interest payable at Stated Maturity or upon earlier redemption or repayment) will be made by mailing a check to the Holder at the address of the Holder appearing on the Debt Security Register (as defined in the Indenture) on the applicable Record Date. [Notwithstanding the foregoing, a Holder of U.S. $10,000,000 or more in aggregate principal amount of Notes of like tenor and terms (or a holder of the equivalent thereof in a Specified Currency other than U.S. Dollars as determined by the Exchange Rate Agent on the basis of the Market Exchange Rate (as defined below)) shall be entitled to receive such payments in U.S. Dollars by wire transfer of immediately available funds, but only if appropriate payment instructions have been received in writing by the Company's Paying Agent not less than 15 days prior to the applicable Interest Payment Date. Simultaneously with any election by the Holder hereof to receive payments in a Specified Currency other than U.S. Dollars (by written request to the Paying Agent as provided above), such Holder shall provide appropriate payment instructions to such Paying Agent and all such payments will be made in immediately available funds to an account maintained by the payee with a bank located outside the United States.] Principal and any premium and interest payable at Stated Maturity or upon earlier redemption or repayment will be paid upon surrender of such Note at the office of the Paying Agent in the City of New York or at such other place or agency as the Company may designate
(i) in immediately available funds or (ii) if appropriate payment instructions have been received in writing by the Company's Paying Agent not less than 15 days, or such lesser time as is acceptable to the Paying Agent, prior to the applicable maturity, redemption or repayment date, by electronic transfer of immediately available funds.

         4. If specified on the face hereof, this Note may be redeemed, as a whole or from time to time in part, at the option of the Company, on not less than 30 nor more than 45 days' prior notice given as provided in the Indenture, on any Redemption Date(s) and at the related Redemption Price(s) set forth on the face hereof. If less than all the Outstanding Notes of any series are to be redeemed, the Company shall give the Trustee notice at least 45 days in advance of the date fixed for redemption as to the aggregate principal amount of Outstanding Notes to be redeemed. Outstanding Notes may be redeemed in part in multiples equal to the minimum authorized denomination for Outstanding Notes of such Series or any multiple thereof. Thereupon the Trustee shall select, in such manner as in its sole discretion it shall deem appropriate and fair, the Outstanding Notes or portions thereof to be redeemed, and shall as promptly as practicable notify the Company of the Outstanding Notes or portions thereof so selected. In the event of redemption of this Note in part only, a new Note or Notes of this series of like tenor or terms for the unredeemed portion hereof will be issued to the Holder hereof upon the cancellation hereof.

         5. If specified on the face hereof, this Note will be subject to repayment at the option of the Holder hereof on the Repayment Date(s) and at the Repayment Price(s) indicated on the face hereof. If no such Repayment Date is set forth on the face hereof, this Note may not be so repaid at the option of the Holder hereof prior to Stated Maturity. On each Repayment Date, if any, this Note shall be repayable in whole or in part at the option of the Holder hereof at the applicable Repayment Price set forth on the face hereof, together with interest thereon to the date of repayment. For this Note to be repaid in whole or in part at the option of the Holder hereof, the Paying Agent in The City of New York must receive not less than 30 or more than 45 days prior to the Repayment Date (i) the Note with the form entitled "Option to Elect Repayment" below duly completed or (ii) a telegram, telex, facsimile transmission or a letter from a member of a national securities exchange or The National Association of Securities Dealers, Inc. or a commercial bank or a trust company in the United States of America setting forth the name of the Holder of the Note, the principal amount of the Note, the certificate number of the Note or a description of the Note's tenor or terms, the principal amount of the Note to be prepaid, a statement that the option to elect repayment is being exercised thereby and a guarantee that the Note to be prepaid with the form entitled "Option to Elect Repayment" on the reverse of the Note duly completed will be received by such Paying Agent no later than five Business Days after the date of such telegram, telex, facsimile transmission or letter and such Note and form duly completed are received by such Paying Agent by such fifth Business Day. Exercise of such repayment option shall be irrevocable. Such option may be exercised by the Holder for less than that entire principal amount provided that the principal amount remaining outstanding after repayment is an authorized denomination.

         [6. If the Specified Currency is other than U.S. Dollars, unless the Holder has elected otherwise, payment in respect of this Note shall be made in U.S. Dollars based upon the Exchange Rate as determined by the Exchange Rate Agent (initially, The Chase Manhattan Bank) appointed by the Company for such purpose based on the highest firm bid quotation for U.S. Dollars received by such Exchange Rate Agent at approximately 11:00 A.M. New York City time on the second Business Day preceding the applicable payment date (or if no such rate is quoted on such date the last date on which such rate was quoted), from three recognized foreign exchange dealers in The City of New York selected by the Exchange Rate Agent and approved by the Company (one of which may be the Exchange Rate Agent) for the purchase by the quoting dealer for settlement on such payment date of the aggregate amount of the Specified Currency payable on such payment date in respect of all Notes denominated in such Specified Currency. All currency exchange costs will be borne by the Holders of such Notes by deductions from such payments. If no such bid quotations are available, payments will be made in the Specified Currency unless such Specified Currency is unavailable due to the imposition of exchange controls or to other circumstances beyond the Company's control, in which case the Company will be entitled to make payments in respect hereof in U.S. Dollars as provided below.

         Except as set forth below, if payment on a Note is required to be made in a Specified Currency other than U.S. Dollars and such currency is unavailable due to the imposition of exchange controls or to other circumstances beyond the Company's control or is no longer used by the government of the country issuing such currency or for the settlement of transactions by public institutions of or within the international banking community, then all payments due on that due date with respect to such Note shall be made in U.S. Dollars. The amounts so payable on any date in such Specified Currency shall be converted into U.S. Dollars at a rate determined by the Exchange Rate Agent on the basis of the most recently available noon buying rate for cable transfers in The City of New York as determined by the Federal Reserve Bank of New York (the "Market Exchange Rate").

         If payment on a Note is required to be made in ECU and ECU is unavailable due to the imposition of exchange controls or to other circumstances beyond the Company's control or is no longer used in the European monetary system, then all payments due on that due date with respect to such Note shall be made in U.S. Dollars. The amount so payable on any Date in ECU shall be converted into U.S. Dollars at a rate determined by the Exchange Rate Agent, as of the second Business Day prior to the date on which such payment is due on the following basis.

         The component currencies of the ECU for this purpose (the "Components") shall be the currency amounts which were components of the ECU as of the last date on which the ECU was used in the European monetary system. The equivalent of the ECU in U.S. Dollars shall be calculated by aggregating the U.S. Dollar equivalents of the Components.

         The U.S. Dollar equivalent of each of the Components shall be determined by the Exchange Rate Agent on the basis of the most recently available Market Exchange Rate for such component.

         If the official unit of any component currency is altered by way of combination or subdivision, the number of units of that currency as a Component shall be divided or multiplied in the same proportion. If two or more component currencies are consolidated into a single currency, the amounts of those currencies as Components shall be replaced by an amount in such single currency equal to the sum of the amounts of the consolidated components currencies expressed in such single currency. If any component currency is divided into two or more currencies, the amount of that currency as a Component shall be replaced by amounts of such two or more currencies, each of which shall have a value at the time of the division equal to the amount of the former component currency divided by the number of currencies into which that currency was divided.

         All determinations referred to above of the Exchange Rate Agent shall be at its sole discretion (except to the extent expressly provided herein that any determination is subject to approval by the Company) and, in the absence of manifest error, shall be conclusive for all purposes and binding upon the Holders of the Notes and the Trustee and the Exchange Rate Agent shall have no liability therefor.]

         7. If an Event of Default with respect to the Notes shall occur and be continuing, the principal of all of the Notes and the interest accrued thereon, if any, may be declared due and payable in the manner and with the effect provided in the Indenture. If the principal of any Original Issue Discount Note is declared to be due and payable, the amount of principal due and payable with respect to such Note shall be limited to the sum of the aggregate principal amount of such Note multiplied by the Issue Price (expressed as a percentage of the aggregate principal amount) plus the original issue discount accrued from the date of issue to the date of declaration, which accrual shall be calculated using the "interest method" (computed in accordance with generally accepted accounting principles) in effect on the date of declaration. An Original Issue Discount Note is (i) a Note, including any zero-coupon Note, which has a stated redemption price at maturity that exceeds its Issue Price by at least 0.25% of its Principal Amount, multiplied by the number of full years from the Original Issue Date to the Maturity Date for such Note and (ii) any other Note designated by the Company as issued with an original issue discount for United States federal income tax purposes.

         8. With the consent of the Holders of greater than 50% in aggregate principal amount of the Outstanding Notes of each series affected by such supplemental indenture, the Company and the Trustee may enter into an indenture or indentures supplemental to the Indenture for the purpose of adding any provisions to or changing the provisions of the Indenture or any supplement thereto or of modifying in any manner the rights of the Holders of the Notes of each series under the Indenture; provided, however, that no such supplemental indenture shall, (a) extend the time or terms of payment of the principal at maturity of, or the interest on, any such series of Notes, or reduce principal or premium or the rate of interest, or make the principal or interest or premium payable in any currency other than that provided in the Notes, without the consent of the Holder of each Outstanding Note affected thereby, or (b) without the consent of all of the Holders of any series of Notes then outstanding, reduce the percentage of Notes of any such series, the Holders of which are required to consent (i) to any such supplemental indenture, (ii) to rescind and annul a declaration that the Notes of any series are due and payable as a result of the occurrence of an Event of Default, (iii) to waive any past Event of Default under the Indenture and its consequences and (iv) to waive compliance with certain other provisions contained in the Indenture.

         The Company and the Trustee may enter into an indenture or indentures supplemental to the Indenture without the consent of the Holders for limited purposes specified in the Indenture.

         The Holders of greater than 50% in aggregate principal amount of the Outstanding Notes may on behalf of the Holders of all the Notes waive any past default or Event of Default under the Indenture and its consequences except a default in the payment of principal of or premium, if any, or interest on the Notes. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

         9. Notwithstanding any other provision in this Note or the Indenture, the Holder of this Note shall have the rights, which are absolute and unconditional, to receive payment of the principal of, premium, if any, and interest, if any, on such Note on the respective Stated Maturities expressed in such Note (or in the case of redemption or repayment, on the date for redemption or repayment, as the case may be) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

         10. The authorized denominations of Notes [denominated in U.S. Dollars] will be [U.S.] [$1,000] and any larger amount that is an integral multiple of [U.S.] $1,000. [The authorized denominations of the Notes denominated in a currency other than U.S. Dollars will be as set forth on the face hereof.]

         11. Notes to be exchanged shall be surrendered at any office or agency maintained by the Company for such purpose, and the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor the Notes which the Holder making the exchange shall be entitled to receive. As provided in the Indenture and subject to certain limitations therein set forth, the transfer of a Note is registrable at the Debt Security Registrar (as defined in the Indenture), maintained by the Company for this series (initially, The Chase Manhattan Bank). Upon due presentment for registration of transfer of any Note at any such office or agency, the Company shall execute and register and the Trustee shall authenticate and deliver in the name of the transferee or transferees a new Note or Notes of authorized denominations for an equal aggregate principal amount. Such new Note or Notes will be delivered at the office of the Debt Security Registrar in The City of New York, or mailed, at the request, risk and expense of the transferee or transferees, to the address or addresses shown in the Debt Security Register for such transferee or transferees.

         All Notes presented to a Debt Security Registrar for registration of transfer shall be duly endorsed by, or be accompanied by a written instrument or instruments of transfer in form satisfactory to the Company and such Debt Security Registrar duly executed by the registered Holder or his attorney duly authorized in writing.

         No service charge shall be made for any exchange or registration of transfer of Debt Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

         The Company shall not be required to issue, exchange or register a transfer of (a) any Notes of any series for a period of 15 days next preceding the mailing of a notice of redemption of Notes of such series and ending at the close of business on the day of the mailing of a notice of redemption of Notes of such series so selected for redemption, or (b) any Notes selected, called or being called for redemption except, in the case of any Notes to be redeemed in part, the portion thereof not so to be redeemed.

         Prior to due presentment of a Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the person in whose name a Note is registered as the owner hereof for all purposes whether or not such Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

         12. Certain of the Company's obligations under the Indenture with respect to Notes of any series may be terminated if the Company irrevocably deposits with the Trustee money or eligible instruments sufficient to pay and discharge the entire indebtedness on all Notes of such series, as described in the Indenture.

         13. Unless otherwise defined herein, all terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

         14. The Indenture, the Notes and any coupons pertaining hereto shall be construed in accordance with and governed by the laws of the State of New York.

                            --------------------
                         OPTION TO ELECT REPAYMENT


         The undersigned hereby irrevocably requests and instructs the
Company to repay the within Note (or portion hereof specified below)
pursuant to its terms at a price equal to the applicable Repayment Price thereof together with interest to the Repayment Date, to the undersigned at
_______________________________________________________________________________
_______________________________________________________________________________
          (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF THE UNDERSIGNED)

         If less than the entire principal amount of the within Note is to be repaid, specify the portion thereof which the Holder elects to have repaid ______________; and specify the denomination or denominations (which shall be in authorized denominations) of the Notes to be issued to the
Holder for the portion of the within Note not being repaid (in the absence of any such specification, one such Note will be issued for the portion not being repaid):_________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________


Date:  _________________________________   ____________________________________

                                                                    EXHIBIT ___

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ( THE "DEPOSITORY"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE DEPOSITORY OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY (AND ANY PAYMENT IS MADE TO THE NOMINEE OF THE DEPOSITORY OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE NOMINEE OF THE DEPOSITORY, HAS AN INTEREST HEREIN.]

REGISTERED                                                           REGISTERED

                           JOHNSON CONTROLS, INC.
                         MEDIUM-TERM NOTE, SERIES D


FX No. R-1                                                    CUSIP __________


         IF APPLICABLE, THE "TOTAL AMOUNT OF OID," "YIELD TO MATURITY" AND "INITIAL ACCRUAL PERIOD OID" (COMPUTED UNDER THE DESIGNATED METHOD) BELOW WILL BE COMPLETED SOLELY FOR THE PURPOSES OF APPLYING THE FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES.

____% FIXED RATE NOTE

Original Issue Date:                           Principal Amount:

Interest Accrual Date:                         Maturity Date:

Issue Price:                                   Interest Payment Period:

Initial Redemption Date(s):                    Interest Payment Dates:

Initial Redemption Price(s):                   Total Amount of OID:

Repayment Date(s):                             Yield to Maturity:

Repayment Price(s):                            Initial Accrual
                                                Period OID:

[Face Amount Currency:]                        [Designated Exchange
                                                Rate:]

[Optional Payment Currency:]                   [Optional Exchange Rate:]

[Note: Bracketed material shall be included only if applicable. All references to foreign currencies shall be deleted from any Note that is held by Depository Trust Company as a book-entry note.]

                                                                    EXHIBIT ___

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ( THE "DEPOSITORY"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE DEPOSITORY OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY (AND ANY PAYMENT IS MADE TO THE NOMINEE OF THE DEPOSITORY OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE NOMINEE OF THE DEPOSITORY, HAS AN INTEREST HEREIN.]

REGISTERED                                                           REGISTERED

                           JOHNSON CONTROLS, INC.
                         MEDIUM-TERM NOTE, SERIES D


FX No. R-2                                                     CUSIP __________


         IF APPLICABLE, THE "TOTAL AMOUNT OF OID," "YIELD TO MATURITY" AND "INITIAL ACCRUAL PERIOD OID" (COMPUTED UNDER THE DESIGNATED METHOD) BELOW WILL BE COMPLETED SOLELY FOR THE PURPOSES OF APPLYING THE FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES.

____% FIXED RATE NOTE

Original Issue Date:                            Principal Amount:

Interest Accrual Date:                          Maturity Date:

Issue Price:                                    Interest Payment Period:

Initial Redemption Date(s):                     Interest Payment Dates:

Initial Redemption Price(s):                    Total Amount of OID:

Repayment Date(s):                              Yield to Maturity:

Repayment Price(s):                             Initial Accrual
                                                 Period OID:

[Face Amount Currency:]                        [Designated Exchange
                                                 Rate:]

[Optional Payment Currency:]                    [Optional Exchange Rate:]

[Note: Bracketed material shall be included only if applicable. All references to foreign currencies shall be deleted from any Note that is held by Depository Trust Company as a book-entry note.]

                                                                    EXHIBIT ___

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ( THE "DEPOSITORY"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE DEPOSITORY OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY (AND ANY PAYMENT IS MADE TO THE NOMINEE OF THE DEPOSITORY OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE NOMINEE OF THE DEPOSITORY, HAS AN INTEREST HEREIN.]

REGISTERED                                                           REGISTERED

                           JOHNSON CONTROLS, INC.
                         MEDIUM-TERM NOTE, SERIES D


FX No. R-3                                                     CUSIP __________


         IF APPLICABLE, THE "TOTAL AMOUNT OF OID," "YIELD TO MATURITY" AND "INITIAL ACCRUAL PERIOD OID" (COMPUTED UNDER THE DESIGNATED METHOD) BELOW WILL BE COMPLETED SOLELY FOR THE PURPOSES OF APPLYING THE FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES.

____% FIXED RATE NOTE

Original Issue Date:                             Principal Amount:

Interest Accrual Date:                           Maturity Date:

Issue Price:                                     Interest Payment Period:

Initial Redemption Date(s):                      Interest Payment Dates:

Initial Redemption Price(s):                     Total Amount of OID:

Repayment Date(s):                               Yield to Maturity:

Repayment Price(s)                               Initial Accrual
                                                  Period OID:

[Face Amount Currency:]                          [Designated Exchange
                                                  Rate:]

[Optional Payment                                [Optional Exchange Rate:]

[Note: Bracketed material shall be included only if applicable. All references to foreign currencies shall be deleted from any Note that is held by Depository Trust Company as a book-entry note.]

                                                                    EXHIBIT ___

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ( THE "DEPOSITORY"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE DEPOSITORY OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY (AND ANY PAYMENT IS MADE TO THE NOMINEE OF THE DEPOSITORY OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE NOMINEE OF THE DEPOSITORY, HAS AN INTEREST HEREIN.]

REGISTERED                                                           REGISTERED

                           JOHNSON CONTROLS, INC.
                         MEDIUM-TERM NOTE, SERIES D


FX No. R-4                                                     CUSIP __________


         IF APPLICABLE, THE "TOTAL AMOUNT OF OID," "YIELD TO MATURITY" AND "INITIAL ACCRUAL PERIOD OID" (COMPUTED UNDER THE DESIGNATED METHOD) BELOW WILL BE COMPLETED SOLELY FOR THE PURPOSES OF APPLYING THE FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES.

____% FIXED RATE NOTE

Original Issu                              Principal Amount:

Interest Accrual Date:                     Maturity Date:

Issue Price:                               Interest Payment Period:

Initial Redemption Date(s):                Interest Payment Dates:

Initial Redemption Price(s):               Total Amount of OID:

Repayment Date(s):                         Yield to Maturity:

Repayment Price(s):                        Initial Accrual
                                            Period OID:

[Face Amount Currency:]                    [Designated Exchange
                                            Rate:]

[Optional Payment Currency:]              [Optional Exchange Rate:]

[Note: Bracketed material shall be included only if applicable. All references to foreign currencies shall be deleted from any Note that is held by Depository Trust Company as a book-entry note.]

                                                                    EXHIBIT ___

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ( THE "DEPOSITORY"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE DEPOSITORY OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY (AND ANY PAYMENT IS MADE TO THE NOMINEE OF THE DEPOSITORY OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE NOMINEE OF THE DEPOSITORY, HAS AN INTEREST HEREIN.]

REGISTERED                                                           REGISTERED

                           JOHNSON CONTROLS, INC.
                         MEDIUM-TERM NOTE, SERIES D


FX No. R-5                                                     CUSIP __________


         IF APPLICABLE, THE "TOTAL AMOUNT OF OID," "YIELD TO MATURITY" AND "INITIAL ACCRUAL PERIOD OID" (COMPUTED UNDER THE DESIGNATED METHOD) BELOW WILL BE COMPLETED SOLELY FOR THE PURPOSES OF APPLYING THE FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES.

____% FIXED RATE NOTE

Original Issue Date:                        Principal Amount:

Interest Accrual Date:                      Maturity Date:

Issue Price:                                Interest Payment Period:

Initial Redemption Date(s):                 Interest Payment Dates:

Initial Redemption Price(s):                Total Amount of OID:

Repayment Date(s):                          Yield to Maturity:

Repayment Price(s):                         Initial Accrual
                                              Period OID:
[Face Amount Currency:]

[Face  Amount Currency:]                    [Designated Exchange
                                             Rate:]

[Optional Payment Cu                        [Optional Exchange Rate:]

[Note: Bracketed material shall be included only if applicable. All references to foreign currencies shall be deleted from any Note that is held by Depository Trust Company as a book-entry note.]

                                                                    EXHIBIT ___

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ( THE "DEPOSITORY"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE DEPOSITORY OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY (AND ANY PAYMENT IS MADE TO THE NOMINEE OF THE DEPOSITORY OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE NOMINEE OF THE DEPOSITORY, HAS AN INTEREST HEREIN.]

REGISTERED                                                           REGISTERED

                           JOHNSON CONTROLS, INC.
                         MEDIUM-TERM NOTE, SERIES D


FX No. R-6                                                     CUSIP __________


         IF APPLICABLE, THE "TOTAL AMOUNT OF OID," "YIELD TO MATURITY" AND "INITIAL ACCRUAL PERIOD OID" (COMPUTED UNDER THE DESIGNATED METHOD) BELOW WILL BE COMPLETED SOLELY FOR THE PURPOSES OF APPLYING THE FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES.

____% FIXED RATE NOTE

Original Issue Date:                          Principal Amount:

Interest Accrual Date:                        Maturity Date:

Issue Price:                                  Interest Payment Period:

Initial Redemption                            Interest Payment Dates:

Initial Redemption                            Total Amount of OID:

Repayment Date(s):                            Yield to Maturity:

Repayment Price(s)                            Initial Accrual
                                               Period OID:

[Face Amount Currency:]                       [Designated Exchange
                                                Rate:]

[Optional Payment Cur                         [Optional Exchange Rate:]

[Note: Bracketed material shall be included only if applicable. All references to foreign currencies shall be deleted from any Note that is held by Depository Trust Company as a book-entry note.]

                                                                    EXHIBIT ___

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ( THE "DEPOSITORY"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE DEPOSITORY OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY (AND ANY PAYMENT IS MADE TO THE NOMINEE OF THE DEPOSITORY OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE NOMINEE OF THE DEPOSITORY, HAS AN INTEREST HEREIN.]

REGISTERED                                                           REGISTERED

                           JOHNSON CONTROLS, INC.
                         MEDIUM-TERM NOTE, SERIES D


FX No. R-7                                                    CUSIP __________


         IF APPLICABLE, THE "TOTAL AMOUNT OF OID," "YIELD TO MATURITY" AND "INITIAL ACCRUAL PERIOD OID" (COMPUTED UNDER THE DESIGNATED METHOD) BELOW WILL BE COMPLETED SOLELY FOR THE PURPOSES OF APPLYING THE FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES.

____% FIXED RATE NOTE

Original Issue Date:                         Principal Amount:

Interest Accrual Date:                       Maturity Date:

Issue Price:                                 Interest Payment Period:

Initial Redemption Date(                     Interest Payment Dates:

Initial Redemption Price(s                   Total Amount of OID:

Repayment Date(s):                           Yield to Maturity:

Repayment Price(s):                          Initial Accrual
                                              Period OID:

[Face Amount Currency:]                     [Designated Exchange
                                              Rate:]

[Optional Payment Curre                     [Optional Exchange Rate:]

[Note: Bracketed material shall be included only if applicable. All references to foreign currencies shall be deleted from any Note that is held by Depository Trust Company as a book-entry note.]

                                                                    EXHIBIT ___

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ( THE "DEPOSITORY"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE DEPOSITORY OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY (AND ANY PAYMENT IS MADE TO THE NOMINEE OF THE DEPOSITORY OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE NOMINEE OF THE DEPOSITORY, HAS AN INTEREST HEREIN.]

REGISTERED                                                           REGISTERED

                           JOHNSON CONTROLS, INC.
                         MEDIUM-TERM NOTE, SERIES D


FX No. R-8                                                     CUSIP __________


         IF APPLICABLE, THE "TOTAL AMOUNT OF OID," "YIELD TO MATURITY" AND "INITIAL ACCRUAL PERIOD OID" (COMPUTED UNDER THE DESIGNATED METHOD) BELOW WILL BE COMPLETED SOLELY FOR THE PURPOSES OF APPLYING THE FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES.

____% FIXED RATE NOTE

Original Issue Date:                      Principal Amount:

Interest Accrual Date:                    Maturity Date:

Issue Price:                              Interest Payment Period:

Initial Redemption Date(s):               Interest Payment Dates:

Initial Redemption Price(s):              Total Amount of OID:

Repayment Date(s):                        Yield to Maturity:

Repayment Price(s):                       Initial Accrual
                                           Period OID:

[Face Amount C                            [Designated Exchange
                                            Rate:]

[Optional Payment Currency:]              [Optional Exchange Rate:]

[Note: Bracketed material shall be included only if applicable. All references to foreign currencies shall be deleted from any Note that is held by Depository Trust Company as a book-entry note.]

                                                                    EXHIBIT ___

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ( THE "DEPOSITORY"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE DEPOSITORY OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY (AND ANY PAYMENT IS MADE TO THE NOMINEE OF THE DEPOSITORY OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE NOMINEE OF THE DEPOSITORY, HAS AN INTEREST HEREIN.]

REGISTERED                                                           REGISTERED

                           JOHNSON CONTROLS, INC.
                         MEDIUM-TERM NOTE, SERIES D


FX No. R-9                                                     CUSIP __________


         IF APPLICABLE, THE "TOTAL AMOUNT OF OID," "YIELD TO MATURITY" AND "INITIAL ACCRUAL PERIOD OID" (COMPUTED UNDER THE DESIGNATED METHOD) BELOW WILL BE COMPLETED SOLELY FOR THE PURPOSES OF APPLYING THE FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES.

____% FIXED RATE NOTE

Original Issue Date:                      Principal Amount:

Interest Accrual Date:                    Maturity Date:

Issue Price:                              Interest Payment Period:

Init                                      Interest Payment Dates:

Initial Redemption Price(s):              Total Amount of OID:

Repayment Date(s):                        Yield to Maturity:

Repayment Price(s):                       Initial Accrual
                                           Period OID:

[Face Amount Currency:]                   [Designated Exchange
                                           Rate:]

[Optional Payment Currency:]              [Optional Exchange Rate:]

[Note: Bracketed material shall be included only if applicable. All references to foreign currencies shall be deleted from any Note that is held by Depository Trust Company as a book-entry note.]

                                                                    EXHIBIT ___

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ( THE "DEPOSITORY"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE DEPOSITORY OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY (AND ANY PAYMENT IS MADE TO THE NOMINEE OF THE DEPOSITORY OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE NOMINEE OF THE DEPOSITORY, HAS AN INTEREST HEREIN.]

REGISTERED                                                           REGISTERED

                           JOHNSON CONTROLS, INC.
                         MEDIUM-TERM NOTE, SERIES D


FX No. R-10                                                    CUSIP __________


         IF APPLICABLE, THE "TOTAL AMOUNT OF OID," "YIELD TO MATURITY" AND "INITIAL ACCRUAL PERIOD OID" (COMPUTED UNDER THE DESIGNATED METHOD) BELOW WILL BE COMPLETED SOLELY FOR THE PURPOSES OF APPLYING THE FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES.

____% FIXED RATE NOTE

Original Issue Date:                       Principal Amount:

Interest Accrual Date:                     Maturity Date:

Issue Price:                               Interest Payment Period:

Initial Redemption Date(s):                Interest Payment Dates:

Initial Redemption Price(s):               Total Amount of OID:

Repayment Date(s):                         Yield to Maturity:

Repayment Price(s):                        Initial Accrual
                                            Period OID:

[Face Amount Currency:]                   [Designated Exchange
                                           Rate:]

[Optional Payment Currency:]              [Optional Exchange Rate:]

[Note: Bracketed material shall be included only if applicable. All references to foreign currencies shall be deleted from any Note that is held by Depository Trust Company as a book-entry note.]

                                                                    EXHIBIT ___

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ( THE "DEPOSITORY"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE DEPOSITORY OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY (AND ANY PAYMENT IS MADE TO THE NOMINEE OF THE DEPOSITORY OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE NOMINEE OF THE DEPOSITORY, HAS AN INTEREST HEREIN.]

REGISTERED                                                           REGISTERED

                           JOHNSON CONTROLS, INC.
                         MEDIUM-TERM NOTE, SERIES D


FX No. R-11                                                    CUSIP __________


         IF APPLICABLE, THE "TOTAL AMOUNT OF OID," "YIELD TO MATURITY" AND "INITIAL ACCRUAL PERIOD OID" (COMPUTED UNDER THE DESIGNATED METHOD) BELOW WILL BE COMPLETED SOLELY FOR THE PURPOSES OF APPLYING THE FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES.

____% FIXED RATE NOTE

Original Issue Date:                        Principal Amount:

Interest Accrual Date:                      Maturity Date:

Issue Price:                                Interest Payment Period:

Initial Redemption Date(s):                 Interest Payment Dates:

Initial Redemption Price(s):                Total Amount of OID:

Repayment Date(s):                          Yield to Maturity:

Repayment Price(s):                         Initial Accrual
                                             Period OID:

[Face Amount Currency:]                    [Designated Exchange
                                            Rate:]

[Optional Payment Currency:]               [Optional Exchange Rate:]

[Note: Bracketed material shall be included only if applicable. All references to foreign currencies shall be deleted from any Note that is held by Depository Trust Company as a book-entry note.]

                                                                    EXHIBIT ___

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ( THE "DEPOSITORY"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE DEPOSITORY OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY (AND ANY PAYMENT IS MADE TO THE NOMINEE OF THE DEPOSITORY OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE NOMINEE OF THE DEPOSITORY, HAS AN INTEREST HEREIN.]

REGISTERED                                                           REGISTERED

                           JOHNSON CONTROLS, INC.
                         MEDIUM-TERM NOTE, SERIES D


FX No. R-12                                                    CUSIP __________


         IF APPLICABLE, THE "TOTAL AMOUNT OF OID," "YIELD TO MATURITY" AND "INITIAL ACCRUAL PERIOD OID" (COMPUTED UNDER THE DESIGNATED METHOD) BELOW WILL BE COMPLETED SOLELY FOR THE PURPOSES OF APPLYING THE FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES.

____% FIXED RATE NOTE

Original Issue Date:                       Principal Amount:

Interest Accrual Date:                     Maturity Date:

Issue Price:                               Interest Payment Period:

Initial Redemption Date(s):                Interest Payment Dates:

Initial Redemption Price(s):               Total Amount of OID:

Repayment Date(s):                         Yield to Maturity:

Repayment Price(s):                        Initial Accrual
                                            Period OID:

[Face Amount Currency:]                   [Designated Exchange
                                           Rate:]

[Optional Payment Currecny:]              [Optional Exchange Rate:]

[Note: Bracketed material shall be included only if applicable. All references to foreign urrencies shall be deleted from any Note that is held by Depository Trust Company as a book-entry note.]

                                                                    EXHIBIT ___

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ( THE "DEPOSITORY"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE DEPOSITORY OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY (AND ANY PAYMENT IS MADE TO THE NOMINEE OF THE DEPOSITORY OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE NOMINEE OF THE DEPOSITORY, HAS AN INTEREST HEREIN.]

REGISTERED                                                           REGISTERED

                           JOHNSON CONTROLS, INC.
                         MEDIUM-TERM NOTE, SERIES D


FX No. R-13                                                    CUSIP __________


         IF APPLICABLE, THE "TOTAL AMOUNT OF OID," "YIELD TO MATURITY" AND "INITIAL ACCRUAL PERIOD OID" (COMPUTED UNDER THE DESIGNATED METHOD) BELOW WILL BE COMPLETED SOLELY FOR THE PURPOSES OF APPLYING THE FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES.

____% FIXED RATE NOTE

Original Issue Date:                       Principal Amount:

Interest Accrual Date:                     Maturity Date:

Issue Price:                               Interest Payment Period:

Initial Redemption Date(s):                Interest Payment Dates:

Initial Redemption Price(s):               Total Amount of OID:

Repayment Date(s):                         Yield to Maturity:

Repayment Price(s):                        Initial Accrual
                                            Period OID:

[Face Amount Currency:]                   [Designated Exchange
                                           Rate:]

[Optional Payment Currecny:]              [Optional Exchange Rate:]

[Note: Bracketed material shall be included only if applicable. All references to foreign urrencies shall be deleted from any Note that is held by Depository Trust Company as a book-entry note.]

                                                                    EXHIBIT ___

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ( THE "DEPOSITORY"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE DEPOSITORY OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY (AND ANY PAYMENT IS MADE TO THE NOMINEE OF THE DEPOSITORY OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE NOMINEE OF THE DEPOSITORY, HAS AN INTEREST HEREIN.]

REGISTERED                                                           REGISTERED

                           JOHNSON CONTROLS, INC.
                         MEDIUM-TERM NOTE, SERIES D


FX No. R-14                                                    CUSIP __________


         IF APPLICABLE, THE "TOTAL AMOUNT OF OID," "YIELD TO MATURITY" AND "INITIAL ACCRUAL PERIOD OID" (COMPUTED UNDER THE DESIGNATED METHOD) BELOW WILL BE COMPLETED SOLELY FOR THE PURPOSES OF APPLYING THE FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES.

____% FIXED RATE NOTE

Original Issue Date:                       Principal Amount:

Interest Accrual Date:                     Maturity Date:

Issue Price:                               Interest Payment Period:

Initial Redemption Date(s):                Interest Payment Dates:

Initial Redemption Price(s):               Total Amount of OID:

Repayment Date(s):                         Yield to Maturity:

Repayment Price(s):                        Initial Accrual
                                            Period OID:

[Face Amount Currency:]                   [Designated Exchange
                                           Rate:]

[Optional Payment Currecny:]              [Optional Exchange Rate:]

[Note: Bracketed material shall be included only if applicable. All references to foreign urrencies shall be deleted from any Note that is held by Depository Trust Company as a book-entry note.]

                                                                    EXHIBIT ___

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ( THE "DEPOSITORY"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE DEPOSITORY OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY (AND ANY PAYMENT IS MADE TO THE NOMINEE OF THE DEPOSITORY OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE NOMINEE OF THE DEPOSITORY, HAS AN INTEREST HEREIN.]

REGISTERED                                                           REGISTERED

                           JOHNSON CONTROLS, INC.
                         MEDIUM-TERM NOTE, SERIES D


FX No. R-15                                                    CUSIP __________


         IF APPLICABLE, THE "TOTAL AMOUNT OF OID," "YIELD TO MATURITY" AND "INITIAL ACCRUAL PERIOD OID" (COMPUTED UNDER THE DESIGNATED METHOD) BELOW WILL BE COMPLETED SOLELY FOR THE PURPOSES OF APPLYING THE FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES.

____% FIXED RATE NOTE

Original Issue Date:                       Principal Amount:

Interest Accrual Date:                     Maturity Date:

Issue Price:                               Interest Payment Period:

Initial Redemption Date(s):                Interest Payment Dates:

Initial Redemption Price(s):               Total Amount of OID:

Repayment Date(s):                         Yield to Maturity:

Repayment Price(s):                        Initial Accrual
                                            Period OID:

[Face Amount Currency:]                   [Designated Exchange
                                           Rate:]

[Optional Payment Currecny:]              [Optional Exchange Rate:]

[Note: Bracketed material shall be included only if applicable. All references to foreign urrencies shall be deleted from any Note that is held by Depository Trust Company as a book-entry note.]

                                                                    EXHIBIT ___

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ( THE "DEPOSITORY"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE DEPOSITORY OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY (AND ANY PAYMENT IS MADE TO THE NOMINEE OF THE DEPOSITORY OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE NOMINEE OF THE DEPOSITORY, HAS AN INTEREST HEREIN.]

REGISTERED                                                           REGISTERED

                           JOHNSON CONTROLS, INC.
                         MEDIUM-TERM NOTE, SERIES D


FX No. R-16                                                    CUSIP __________


         IF APPLICABLE, THE "TOTAL AMOUNT OF OID," "YIELD TO MATURITY" AND "INITIAL ACCRUAL PERIOD OID" (COMPUTED UNDER THE DESIGNATED METHOD) BELOW WILL BE COMPLETED SOLELY FOR THE PURPOSES OF APPLYING THE FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES.

____% FIXED RATE NOTE

Original Issue Date:                       Principal Amount:

Interest Accrual Date:                     Maturity Date:

Issue Price:                               Interest Payment Period:

Initial Redemption Date(s):                Interest Payment Dates:

Initial Redemption Price(s):               Total Amount of OID:

Repayment Date(s):                         Yield to Maturity:

Repayment Price(s):                        Initial Accrual
                                            Period OID:

[Face Amount Currency:]                   [Designated Exchange
                                           Rate:]

[Optional Payment Currecny:]              [Optional Exchange Rate:]

[Note: Bracketed material shall be included only if applicable. All references to foreign urrencies shall be deleted from any Note that is held by Depository Trust Company as a book-entry note.]

                                                                    EXHIBIT ___

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ( THE "DEPOSITORY"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE DEPOSITORY OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY (AND ANY PAYMENT IS MADE TO THE NOMINEE OF THE DEPOSITORY OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE NOMINEE OF THE DEPOSITORY, HAS AN INTEREST HEREIN.]

REGISTERED                                                           REGISTERED

                           JOHNSON CONTROLS, INC.
                         MEDIUM-TERM NOTE, SERIES D


FX No. R-17                                                    CUSIP __________


         IF APPLICABLE, THE "TOTAL AMOUNT OF OID," "YIELD TO MATURITY" AND "INITIAL ACCRUAL PERIOD OID" (COMPUTED UNDER THE DESIGNATED METHOD) BELOW WILL BE COMPLETED SOLELY FOR THE PURPOSES OF APPLYING THE FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES.

____% FIXED RATE NOTE

Original Issue Date:                       Principal Amount:

Interest Accrual Date:                     Maturity Date:

Issue Price:                               Interest Payment Period:

Initial Redemption Date(s):                Interest Payment Dates:

Initial Redemption Price(s):               Total Amount of OID:

Repayment Date(s):                         Yield to Maturity:

Repayment Price(s):                        Initial Accrual
                                            Period OID:

[Face Amount Currency:]                   [Designated Exchange
                                           Rate:]

[Optional Payment Currecny:]              [Optional Exchange Rate:]

[Note: Bracketed material shall be included only if applicable. All references to foreign urrencies shall be deleted from any Note that is held by Depository Trust Company as a book-entry note.]

                                                                    EXHIBIT ___

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ( THE "DEPOSITORY"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE DEPOSITORY OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY (AND ANY PAYMENT IS MADE TO THE NOMINEE OF THE DEPOSITORY OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE NOMINEE OF THE DEPOSITORY, HAS AN INTEREST HEREIN.]

REGISTERED                                                           REGISTERED

                           JOHNSON CONTROLS, INC.
                         MEDIUM-TERM NOTE, SERIES D


FX No. R-18                                                    CUSIP __________


         IF APPLICABLE, THE "TOTAL AMOUNT OF OID," "YIELD TO MATURITY" AND "INITIAL ACCRUAL PERIOD OID" (COMPUTED UNDER THE DESIGNATED METHOD) BELOW WILL BE COMPLETED SOLELY FOR THE PURPOSES OF APPLYING THE FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES.

____% FIXED RATE NOTE

Original Issue Date:                       Principal Amount:

Interest Accrual Date:                     Maturity Date:

Issue Price:                               Interest Payment Period:

Initial Redemption Date(s):                Interest Payment Dates:

Initial Redemption Price(s):               Total Amount of OID:

Repayment Date(s):                         Yield to Maturity:

Repayment Price(s):                        Initial Accrual
                                            Period OID:

[Face Amount Currency:]                   [Designated Exchange
                                           Rate:]

[Optional Payment Currecny:]              [Optional Exchange Rate:]

[Note: Bracketed material shall be included only if applicable. All references to foreign urrencies shall be deleted from any Note that is held by Depository Trust Company as a book-entry note.]

                                                                    EXHIBIT ___

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ( THE "DEPOSITORY"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE DEPOSITORY OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY (AND ANY PAYMENT IS MADE TO THE NOMINEE OF THE DEPOSITORY OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE NOMINEE OF THE DEPOSITORY, HAS AN INTEREST HEREIN.]

REGISTERED                                                           REGISTERED

                           JOHNSON CONTROLS, INC.
                         MEDIUM-TERM NOTE, SERIES D


FX No. R-19                                                   CUSIP __________


         IF APPLICABLE, THE "TOTAL AMOUNT OF OID," "YIELD TO MATURITY" AND "INITIAL ACCRUAL PERIOD OID" (COMPUTED UNDER THE DESIGNATED METHOD) BELOW WILL BE COMPLETED SOLELY FOR THE PURPOSES OF APPLYING THE FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES.

____% FIXED RATE NOTE

Original Issue Date:                       Principal Amount:

Interest Accrual Date:                     Maturity Date:

Issue Price:                               Interest Payment Period:

Initial Redemption Date(s):                Interest Payment Dates:

Initial Redemption Price(s):               Total Amount of OID:

Repayment Date(s):                         Yield to Maturity:

Repayment Price(s):                        Initial Accrual
                                            Period OID:

[Face Amount Currency:]                   [Designated Exchange
                                           Rate:]

[Optional Payment Currecny:]              [Optional Exchange Rate:]

[Note: Bracketed material shall be included only if applicable. All references to foreign urrencies shall be deleted from any Note that is held by Depository Trust Company as a book-entry note.]

                                                                    EXHIBIT ___

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ( THE "DEPOSITORY"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE DEPOSITORY OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY (AND ANY PAYMENT IS MADE TO THE NOMINEE OF THE DEPOSITORY OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE NOMINEE OF THE DEPOSITORY, HAS AN INTEREST HEREIN.]

REGISTERED                                                           REGISTERED

                           JOHNSON CONTROLS, INC.
                         MEDIUM-TERM NOTE, SERIES D


FX No. R-20                                                    CUSIP __________


         IF APPLICABLE, THE "TOTAL AMOUNT OF OID," "YIELD TO MATURITY" AND "INITIAL ACCRUAL PERIOD OID" (COMPUTED UNDER THE DESIGNATED METHOD) BELOW WILL BE COMPLETED SOLELY FOR THE PURPOSES OF APPLYING THE FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES.

____% FIXED RATE NOTE

Original Issue Date:                       Principal Amount:

Interest Accrual Date:                     Maturity Date:

Issue Price:                               Interest Payment Period:

Initial Redemption Date(s):                Interest Payment Dates:

Initial Redemption Price(s):               Total Amount of OID:

Repayment Date(s):                         Yield to Maturity:

Repayment Price(s):                        Initial Accrual
                                            Period OID:

[Face Amount Currency:]                   [Designated Exchange
                                           Rate:]

[Optional Payment Currecny:]              [Optional Exchange Rate:]

[Note: Bracketed material shall be included only if applicable. All references to foreign urrencies shall be deleted from any Note that is held by Depository Trust Company as a book-entry note.]

                                                                    EXHIBIT ___

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ( THE "DEPOSITORY"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE DEPOSITORY OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY (AND ANY PAYMENT IS MADE TO THE NOMINEE OF THE DEPOSITORY OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE NOMINEE OF THE DEPOSITORY, HAS AN INTEREST HEREIN.]

REGISTERED                                                           REGISTERED

                           JOHNSON CONTROLS, INC.
                         MEDIUM-TERM NOTE, SERIES D


FX No. R-21                                                    CUSIP __________


         IF APPLICABLE, THE "TOTAL AMOUNT OF OID," "YIELD TO MATURITY" AND "INITIAL ACCRUAL PERIOD OID" (COMPUTED UNDER THE DESIGNATED METHOD) BELOW WILL BE COMPLETED SOLELY FOR THE PURPOSES OF APPLYING THE FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES.

____% FIXED RATE NOTE

Original Issue Date:                       Principal Amount:

Interest Accrual Date:                     Maturity Date:

Issue Price:                               Interest Payment Period:

Initial Redemption Date(s):                Interest Payment Dates:

Initial Redemption Price(s):               Total Amount of OID:

Repayment Date(s):                         Yield to Maturity:

Repayment Price(s):                        Initial Accrual
                                            Period OID:

[Face Amount Currency:]                   [Designated Exchange
                                           Rate:]

[Optional Payment Currecny:]              [Optional Exchange Rate:]

[Note: Bracketed material shall be included only if applicable. All references to foreign urrencies shall be deleted from any Note that is held by Depository Trust Company as a book-entry note.]

                                                                    EXHIBIT ___

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ( THE "DEPOSITORY"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE DEPOSITORY OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY (AND ANY PAYMENT IS MADE TO THE NOMINEE OF THE DEPOSITORY OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE NOMINEE OF THE DEPOSITORY, HAS AN INTEREST HEREIN.]

REGISTERED                                                           REGISTERED

                           JOHNSON CONTROLS, INC.
                         MEDIUM-TERM NOTE, SERIES D


FX No. R-22                                                    CUSIP __________


         IF APPLICABLE, THE "TOTAL AMOUNT OF OID," "YIELD TO MATURITY" AND "INITIAL ACCRUAL PERIOD OID" (COMPUTED UNDER THE DESIGNATED METHOD) BELOW WILL BE COMPLETED SOLELY FOR THE PURPOSES OF APPLYING THE FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES.

____% FIXED RATE NOTE

Original Issue Date:                       Principal Amount:

Interest Accrual Date:                     Maturity Date:

Issue Price:                               Interest Payment Period:

Initial Redemption Date(s):                Interest Payment Dates:

Initial Redemption Price(s):               Total Amount of OID:

Repayment Date(s):                         Yield to Maturity:

Repayment Price(s):                        Initial Accrual
                                            Period OID:

[Face Amount Currency:]                   [Designated Exchange
                                           Rate:]

[Optional Payment Currecny:]              [Optional Exchange Rate:]

[Note: Bracketed material shall be included only if applicable. All references to foreign urrencies shall be deleted from any Note that is held by Depository Trust Company as a book-entry note.]

                                                                    EXHIBIT ___

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ( THE "DEPOSITORY"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE DEPOSITORY OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY (AND ANY PAYMENT IS MADE TO THE NOMINEE OF THE DEPOSITORY OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE NOMINEE OF THE DEPOSITORY, HAS AN INTEREST HEREIN.]

REGISTERED                                                           REGISTERED

                           JOHNSON CONTROLS, INC.
                         MEDIUM-TERM NOTE, SERIES D


FX No. R-23                                                    CUSIP __________


         IF APPLICABLE, THE "TOTAL AMOUNT OF OID," "YIELD TO MATURITY" AND "INITIAL ACCRUAL PERIOD OID" (COMPUTED UNDER THE DESIGNATED METHOD) BELOW WILL BE COMPLETED SOLELY FOR THE PURPOSES OF APPLYING THE FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES.

____% FIXED RATE NOTE

Original Issue Date:                       Principal Amount:

Interest Accrual Date:                     Maturity Date:

Issue Price:                               Interest Payment Period:

Initial Redemption Date(s):                Interest Payment Dates:

Initial Redemption Price(s):               Total Amount of OID:

Repayment Date(s):                         Yield to Maturity:

Repayment Price(s):                        Initial Accrual
                                            Period OID:

[Face Amount Currency:]                   [Designated Exchange
                                           Rate:]

[Optional Payment Currecny:]              [Optional Exchange Rate:]

[Note: Bracketed material shall be included only if applicable. All references to foreign urrencies shall be deleted from any Note that is held by Depository Trust Company as a book-entry note.]

                                                                    EXHIBIT ___

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ( THE "DEPOSITORY"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE DEPOSITORY OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY (AND ANY PAYMENT IS MADE TO THE NOMINEE OF THE DEPOSITORY OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE NOMINEE OF THE DEPOSITORY, HAS AN INTEREST HEREIN.]

REGISTERED                                                           REGISTERED

                           JOHNSON CONTROLS, INC.
                         MEDIUM-TERM NOTE, SERIES D


FX No. R-24                                                    CUSIP __________


         IF APPLICABLE, THE "TOTAL AMOUNT OF OID," "YIELD TO MATURITY" AND "INITIAL ACCRUAL PERIOD OID" (COMPUTED UNDER THE DESIGNATED METHOD) BELOW WILL BE COMPLETED SOLELY FOR THE PURPOSES OF APPLYING THE FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES.

____% FIXED RATE NOTE

Original Issue Date:                       Principal Amount:

Interest Accrual Date:                     Maturity Date:

Issue Price:                               Interest Payment Period:

Initial Redemption Date(s):                Interest Payment Dates:

Initial Redemption Price(s):               Total Amount of OID:

Repayment Date(s):                         Yield to Maturity:

Repayment Price(s):                        Initial Accrual
                                            Period OID:

[Face Amount Currency:]                   [Designated Exchange
                                           Rate:]

[Optional Payment Currecny:]              [Optional Exchange Rate:]

[Note: Bracketed material shall be included only if applicable. All references to foreign urrencies shall be deleted from any Note that is held by Depository Trust Company as a book-entry note.]

                                                                    EXHIBIT ___

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ( THE "DEPOSITORY"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE DEPOSITORY OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY (AND ANY PAYMENT IS MADE TO THE NOMINEE OF THE DEPOSITORY OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE NOMINEE OF THE DEPOSITORY, HAS AN INTEREST HEREIN.]

REGISTERED                                                           REGISTERED

                           JOHNSON CONTROLS, INC.
                         MEDIUM-TERM NOTE, SERIES D


FX No. R-25                                                    CUSIP __________


         IF APPLICABLE, THE "TOTAL AMOUNT OF OID," "YIELD TO MATURITY" AND "INITIAL ACCRUAL PERIOD OID" (COMPUTED UNDER THE DESIGNATED METHOD) BELOW WILL BE COMPLETED SOLELY FOR THE PURPOSES OF APPLYING THE FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES.

____% FIXED RATE NOTE

Original Issue Date:                       Principal Amount:

Interest Accrual Date:                     Maturity Date:

Issue Price:                               Interest Payment Period:

Initial Redemption Date(s):                Interest Payment Dates:

Initial Redemption Price(s):               Total Amount of OID:

Repayment Date(s):                         Yield to Maturity:

Repayment Price(s):                        Initial Accrual
                                            Period OID:

[Face Amount Currency:]                   [Designated Exchange
                                           Rate:]

[Optional Payment Currecny:]              [Optional Exchange Rate:]

[Note: Bracketed material shall be included only if applicable. All references to foreign urrencies shall be deleted from any Note that is held by Depository Trust Company as a book-entry note.]